United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: February 13, 2004

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1631-B South Melrose Drive

Vista, California 92081

(Address of principal executive offices) (Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

None

(former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed with this Form 8-K:

99.1    Press release dated February 5, 2004

Item 9.	Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On February 5, 2004, Pan Pacific Retail Properties, Inc. (the “Company”) issued a press release, which sets forth the Company’s results of operations for the quarter and year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for any purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004	PAN PACIFIC RETAIL PROPERTIES, INC.

	By:	/s/ JOSEPH B. TYSON
Joseph B. Tyson
Executive Vice President, Chief Financial Officer and Secretary